September 28, 1995



The Life Insurance Company of Virginia
6610 West Broad Street
Richmond,  VA  23230

Gentlemen:

With reference to Post-Effective Amendment No. 3 on Form N-4 for policy form P1143 4/94 (File Number 33-76334), filed by The Life Insurance Company of Virginia and Life of Virginia Separate Account 4 with the Securities and Exchange Commission covering flexible premium variable deferred annuity policies, I have examined such documents and such law as I considered n necessary and appropriate, and on the basis of such examination, it is my opinion that:

  1.
    The Life Insurance Company of Virginia is duly organized and validly existing under the laws of the Commonwealth of Virginia and has been duly authorized to issue individual flexible premium variable deferred annuity policies by the Bureau of Insurance of the State Corporation Commission of the Commonwealth of Virginia.

  2.
    Life of Virginia Separate Account 4 is a duly authorized and existing separate account established pursuant to the provisions of Section 38.2-3113 of the Code of Virginia.

  3.
    The flexible premium variable deferred annuity policies, when issued as contemplated by said Form N-4 Registration Statement, will constitute legal, validly issued and binding obligations of The Life Insurance Company of Virginia.

I hereby consent to the filing of this opinion as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement (File Number 33-76334) on Form N-4 for policy for P1143 4/94.

Sincerely,



William E. Daner, Jr.
Counsel
Law Department







September 28, 1995



The Life Insurance Company of Virginia
6610 West Broad Street
Richmond, VA  23230

Gentlemen:

I hereby consent to the use of my name under the caption "Legal Matters" in the Statement of Additional Information contained in Post-Effective Amendment 3 to the Registration Statement (File Number 33-76334) on Form N-4 for policy for P1143 4/94, filed by The Life Insurance Company of Virginia and Life of Virginia Separate Account 4 with the Securities and Exchange Commission.

Sincerely,



William E. Daner, Jr.
Counsel
Law Department